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                                                                   EXHIBIT 10.67


               AMENDMENT NO. 9 dated as of April 18, 2000, to the Credit Security, Guaranty and Pledge Agreement dated as of June 19, 1996, as amended, among THE KUSHNER-LOCKE COMPANY (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent") (as heretofore amended, the "Credit Agreement").



                             INTRODUCTORY STATEMENT

          The Lenders have made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

          The Borrower has informed the Agent and the Lenders that it proposes to enter into a Note Purchase and Pledge Agreement among the Borrower, the purchasers named therein (the "Note Purchasers") and U.S. Trust Company, National Association, as collateral agent, pursuant to which the Borrower will issue up to $2,500,000 of its Notes (the "US Search Notes") to the Purchasers (the "Proposed Facility"). The Notes will be secured by a first-priority lien in the Borrower's interest in 2.0 million shares of common stock of 800-U.S. Search ("US Search"). The Borrower has requested that the Agent and the Lenders make certain modifications to the Credit Agreement to permit the Proposed Facility.

          In addition, the Borrower has requested that the Agent and the Lenders extend the Commitment Termination Date and Maturity Date under the Credit Agreement by an additional two months.

          The Borrower, the Guarantors, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date (as hereinafter defined) as follows:

     (A) The definitions of "Commitment Termination Date" and "Maturity Date" set forth in Article 1 of the Credit Agreement are each hereby amended by deleting the date "June 25, 2000" referenced therein and inserting in lieu thereof the date "August 25, 2000."



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     (B)  Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (l) at the end thereof:

          "(l) Indebtedness of the Borrower of up to $2,500,000 at any one time outstanding, represented by the promissory notes (the "US Search Notes") issued by the Borrower pursuant to that certain Note Purchase and Pledge Agreement, among the Borrower, the purchasers of the notes referred to therein (the "Note Purchasers") and U.S. Trust Company, National Association, as collateral agent, substantially in the form previously delivered to the Agent."

     (C) Section 6.2 of the Credit Agreement is hereby amended by adding the following clause (o) at the end thereof:

          "(o) Liens granted by the Borrower in favor of the Note Purchasers in
          2.0 million shares of common stock of 800-U.S. Search held by the Borrower to secure the Indebtedness permitted by Section 6.1(l) hereof."

          Section 3. Conditions to Effectiveness. This Amendment is effective as of the first date on which all of the following conditions precedent have been satisfied in full (the "Effective Date"):

          (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

          (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Brockius LLP, counsel for the Agent.

          Section 4. Pledge. As security for the Obligations, the Borrower hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Agent for the benefit of the Lenders, a security interest in the issued and outstanding capital stock of 800-U.S. Search (the "US Search Stock"), directly or indirectly owned or controlled by the Borrower (other than the capital stock of 800-U.S. Search pledged by the Borrower to the Note Purchasers to secure repayment of the US Search Notes). As of the date hereof, the US Search Stock pledged to the Agent (for the benefit of the Lenders) shall consist of the shares listed on Schedule 1 hereto. The Borrower acknowledges and agrees that the US Search Stock shall constitute "Pledged Securities" (as defined in the Credit Agreement) and shall be subject to the terms and conditions set forth in the Credit Agreement.

          Section 5. Representations and Warranties. Each Credit Party represents and warrants that:

          (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

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     (B)  after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit
Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.


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     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                   BORROWER:

                                   THE KUSHNER-LOCKE COMPANY


                                   By: /s/ BRUCE LILLISTON
                                       ------------------------------
                                       Name:  Bruce Lilliston
                                       Title: President

                                   GUARANTORS:

                                   KL PRODUCTIONS, INC.
                                   POST AND PRODUCTION SERVICES, INC.
                                   TWILIGHT ENTERTAINMENT, INC.
                                   KLF GUILD CO.
                                   KLTV DEVELOPMENT CO.
                                   KUSHNER-LOCKE INTERNATIONAL, INC.
                                   KL INTERACTIVE MEDIA, INC.
                                   DAYTON WAY PICTURES III, INC.


                                   By: /s/ BRUCE LILLISTON
                                       ------------------------------
                                       Name:  Bruce Lilliston
                                       Title: Authorized Signatory

                                   KLC/NEW CITY
                                   By its General Partner
                                   THE KUSHNER-LOCKE COMPANY


                                   By: /s/ BRUCE LILLISTON
                                       ------------------------------
                                       Name:  Bruce Lilliston
                                       Title: President

                                   LENDERS:

Executed in                        THE CHASE MANHATTAN BANK (formerly
New York, New York                 known as Chemical Bank), as Agent


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:



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                                   DE NATIONALE INVESTERINGSBANK N.V.


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:

                                   COMERICA BANK - CALIFORNIA


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:

                                   FAR EAST NATIONAL BANK


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:



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